Operating Leases	12 Months Ended
Dec. 31, 2019
Operating Leases [Abstract]
Operating Leases

NOTE 8 – OPERATING LEASES

Due to the adoption of ASU 2016-02, Leases (Topic 842), the Company completed a comprehensive review and analysis of all its property contracts.  As a result of this review, it was determined that the Company leases seven office locations under operating leases.  Several assumptions and judgments were made when applying the requirements of Topic 842 to the Company’s existing lease commitments, including the allocation of consideration in the contracts between lease and nonlease components, determination of the lease term, and determination of the discount rate used in calculating the present value of the lease payments.

The Company has elected to account for the variable nonlease components, such as common area maintenance charges, utilities, real estate taxes, and insurance, separately from the lease component.  Such variable nonlease components are reported in net occupance expense on the Consolidated Statements of Income when paid.  These variable nonlease components were excluded from the calculation of the present value of the remaining lease payments, therefore, they are not included in other assets and other liabilities on the Consolidated Balance Sheets.  The lease cost associated with the operating leases for the year ended December 31, 2019 amounted to $518,000.

Certain of the Company’s leases contain options to renew the lease after the initial term.  Management considers the Company’s historical pattern of exercising renewal options on leases and the positive performance of the leased locations, when determining whether it is reasonably certain that the leases will be renewed.  If management concludes that there is reasonable certainty about the renewal option, it is included in the calculation of the remaining term of each applicable lease.  The discount rate utilized in calculating the present value of the remaining lease payments for each lease was the Federal Home Loan Bank of Pittsburgh advance rate corresponding to the remaining maturity of the lease as of January 1, 2019.  The following table presents the weighted-average remaining lease term and discount rate for the leases outstanding at December 31, 2019.

Operating
Weighted-average remaining term	13.2
Weighted-average discount rate	3.21%

The following table presents the undiscounted cash flows due related to operating leases as of December 31, 2019, along with a reconciliation to the discounted amount recorded on the Consolidated Balance Sheets:

Undiscounted cash flows due (in thousands)	Operating

2020	$535
2021	535
2022	535
2023	535
2024	544
2025 and thereafter	3,879
Total undiscounted cash flows	6,563
Discount on cash flows	(1,247)
Total lease liabilities	$5,316

Under Topic 842, the lessee can elect to not record on the Consolidated Balance Sheets a lease whose term is twelve months or less and does not include a purchase option that the lessee is reasonably certain to exercise.  As of December 31, 2019, the Company had no leases that had a term of twelve months or less.

Certain facilities are leased under various operating leases. Rental expense for these leases was $518,000 and $470,000, respectively, for the years ended December 31, 2019 and 2018.